MERRILL LYNCH INTERNATIONAL EQUITY FUND

               Supplement dated January 13, 2004 to the
                Prospectus dated September 22, 2003


	Effective January 13, 2004, the following changes will be made to the Prospectus of Merrill Lynch International Equity Fund (the "Fund").

The section captioned "About the Portfolio Management Team" appearing on page 9 of the Fund's Prospectus is amended as follows:

	The description of the Fund's portfolio management team is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection. Ian Rowley and Nigel Waller are the Fund's co-portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Rowley has been Team Leader of the London based Global Equities Team since 2002, a Director of Merrill Lynch Investment Managers since 2001 and was head of Global Equity Strategy at UBS Asset Management from 1988 to 2001. Mr. Rowley has been the leader of the Fund's portfolio management team since 2002. Mr. Waller has been the Fund's co-manager since 2004. Mr. Waller is a Vice President of Merrill Lynch Investment Managers and has been a member of Merrill Lynch Investment Managers' London based Global Equities Team since January 2003. He was a technology hardware and energy stocks analyst with Merrill Lynch Investment Managers' European team from 2001 to 2003. He joined MLIM in 1991, initially researching technology companies and then managing European equity portfolios. Subsequently he managed Asian equity portfolios, both in Singapore and after returning to the UK in 1999.






Code #16747-0903-SUP